Significant Acquisitions (Tables)	12 Months Ended
Dec. 31, 2015
Significant Acquisitions [Abstract]
Schedule of Fair Value of Assets and Liabilities Acquired
Purchase Price	December 18, 2013
Cash consideration to sellers	$127,390
Fair Value of Assets and Liabilities Acquired
Inventories	97,390
Lease agreement	1,915
Total fair value of assets and liabilities acquired	99,305
Goodwill	$28,085

Purchase Accounting Adjustments
2013
Total revenues	$29,347
Net income	468
Earnings per share	$0.01